Corporate Presentation March 2021 Halting Disease Progression in its Tracks ARAV (NASDAQ) Exhibit 99.1

© 2021 Aravive, Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, potential pipeline, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Aravive’s ability to initiate a pivotal trial during first quarter 2021, the trial supporting the submission of a biologics license application to the FDA, Aravive’s ability to conduct an interim analysis late next year, as planned, Aravive’s ability to enroll approximately 300-500 patients with high-grade serous ovarian cancer who have received one to four prior lines of therapy as planned, Aravive’s ability to conduct the trial at approximately 100 sites in the U.S. and Europe as planned, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon AVB-500, AVB-500's ability to have favorable results in clinical trials and ISTs, the clinical trials of AVB-500 having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that AVB-500 may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing AVB-500; if AVB-500 is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements

3 Experienced Management and Board of Directors Board of Directors Senior Management CEO Gail McIntyre, Ph.D., DABT CMO Reshma Rangwala, M.D., Ph.D. Chairman of the Board Fred Eshelman, Pharm D. Director Amato Giaccia, Ph.D. Director Michael Rogers Director Eric Zhang CFO Vinay Shah SVP of Data Sciences Randy Anderson, Ph.D. VP of Translational Medicine Elisabeth Gardiner, Ph.D. Director Gail McIntyre, Ph.D., DABT © 2021 Aravive, Inc.

4 Aravive Top Shareholders Insiders, Institutional Shareholders Make Up approx. 70% of Our Outstanding Shares * As per SEC filings – 13D, 13F, 13G, Forms 3 and Form 4, Proxy ** As of 12/31/2020, adjusted for Eshelman Ventures investment in Feb-21 © 2021 Aravive, Inc.

5 AVB-500: First- & Potential Best-In-Class in Targeting GAS6/AXL Pathway AVB-500 © 2021 Aravive, Inc.

6 GAS6/AXL Signaling Pathway GAS6 and AXL are overexpressed in many cancers and associated with tumor growth, metastasis, drug resistance, and poor overall survival GAS6 is growth factor that regulates several biologic processes in cells through interaction with its receptors, including AXL, Tyro3, and Mer GAS6 is the sole activating ligand of AXL GAS6/AXL signaling is key driver of cell migration/invasion, and associated with poor prognosis in cancer/fibrosis Pathway associated with acquired resistance to chemo, platinum-containing therapy, and targeted agents Inhibition of GAS6 & AXL has no toxicity to normal tissue Drives Resistance to Chemotherapy, Radiotherapy, Targeted Therapy, etc. Causes Immune Suppression Drives resistance to apoptosis/autophagy Leads to EMT and Metastasis Enhances cancer proliferation © 2021 Aravive, Inc. EMT = epithelial to mesenchymal transition

GAS6 & AXL Expression Associated with Poor Survival in Many Cancers

AXL expressed in >70% of ovarian, pancreatic, breast, kidney, and uterine cancers*

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis"

Wu G, et al. ***Molecular insights of Gas6/TAM in cancer development and therapy;*** *Cell Death and Disease (2017) 8, e2700.*

Tumor Type	AXL Tumor Expression	Publications & Data
Ovarian	>70%	• Hao et al. 2017. **AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer.** • Rankin et al 2010. **73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.**
Pancreatic	70%	• Song et al. Cancer 2011. February 15;117(4):734–43. **AXL is overexpressed in 70% stage II PDAC tumor samples.**
Bladder	>45%	• Wang et al Transl Cancer Res 2019;8(3):976-984. **High AXL expression was strongly correlated with low OS (P<0.001).**
Uterine	>75%	• Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: **High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.**
Kidney	>70%	• Dalgin et al. 2007: **AXL expression is 3-fold higher in tumor tissue than normal tissue.** • Gustafsson et al. 2009: **AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.**
Breast	>75%	• Bottai et al. Breast Cancer. 2016. **AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.**
Lung	18-48%	• Seike et al. Oncology Rep. 2017. 37: 3261-3269. **The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040)** • Linger et al. 2012. Expert Opin Ther Targets. 2010 October ; 14(10): 1073–1090 **AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma**

*The Cancer Genome Atlas (TCGA); Axelrod and Pienta (AXL Review): Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309.

© 2021 Aravive, Inc.

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Unique and Potentially Superior Approach to Targeting GAS6/AXL Signaling

As an engineered decoy receptor with 200-fold higher affinity for GAS6 versus natural GAS6/AXL interaction, AVB-500 provides potent & selective inhibition of this signaling pathway. Other approaches targeting GAS6/AXL signaling have drawbacks:

- Tyrosine Kinase Inhibitors lack selectivity, leading to off-target toxicity, and tumor cells often acquire resistance
- Monoclonal antibodies do not have a high enough affinity to compete with and disrupt the high-affinity of natural GAS6/AXL interaction (Kd~30 pM)

COMPANY	DRUG (STAGE)	TARGET	SELECTIVE FOR AXL
Aravive	AVB-500 (Ph III)	GAS6	YES
Astellas	gilteritinib (Market; AML)	AXL (Multi-kinase)	NO
Exelixis	cabozantinib (Market; RCC & HCC)	AXL (Multi-kinase)	NO
Mirati (BeiGene)	sitravatinib (Ph III)	AXL (Multi-kinase)	NO
Lilly	merestinib (Ph II)	AXL (Multi-kinase)	NO
BerGenBio	bemcentinib (Ph II)	AXL (Multi-kinase)	NO
Tolero (Sumitomo)	TP-0903 (Ph I/II)	AXL (Multi-kinase)	NO

© 2021 Aravive, Inc.

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OVARIAN CANCER Platinum Resistant (AVB-500 + AstraZeneca’s Durvalumab) 9 Forward-Looking Statements Clinical Pipeline Indication Preclinical Phase 1 Phase 3 Phase 2 Anti-CTGF AVB-500 IST at MDACC CANCER AND FIBROSIS OVARIAN CANCER Platinum Resistant (AVB-500 + Paclitaxel) CLEAR CELL RENAL CANCER 2nd Line+ (AVB-500 + Cabozantinib) ADVANCED UROTHELIAL CANCER (AVB-500 + EMD Serono’s Avelumab) IST at University of Oklahoma Wuxi Biologics Collaboration © 2021 Aravive, Inc. IST = Investigator Sponsored Trial

10 Forward-Looking Statements Lead Program: AVB-500 in Platinum Resistant Ovarian Cancer (PROC) 5th LEADING CAUSE OF DEATH among women in the U.S. ~70% OF PATIENTS are diagnosed with advanced disease 50% 5-YEAR relative survival (9-12 months PROC) LESS THAN Ovarian Cancer © 2021 Aravive, Inc.

AVB-500 PROC: Phase 1a and 1b PK/PD Summary Data

AVB-500 q14 days

Pegylated liposomal doxorubicin (PLD) 40 mg/m² d1 of 28-day cycle;
Paclitaxel (PAC) 80 mg/m² day 1, day 8, day 15 of 28-day cycle;
Maintenance dosing on AVB-500 monotherapy


iDMC Review
iDMC Review
PLATINUM-RESISTANT OVARIAN CANCER
AVB-500 10 mg/kg + PAC (N=16)
AVB-500 10 mg/kg + PLD (N=21)
AVB-500 15 mg/kg + PAC (N=3)
AVB-500 15 mg/kg + PLD (N=2)
AVB-500 20 mg/kg + PAC (N=4)
AVB-500 20 mg/kg + PLD (N=3)
Select RP2D

PROC = platinum-resistant ovarian cancer
iDMC= Independent Data Monitoring Committee
NHV= Normal Healthy Volunteer
RP2D= Recommend P2 Dose

- 84 subjects, including 31 healthy volunteers in Phase 1a trial and 53 patients with PROC in Phase 1b trial (40 in 10 mg/kg cohort, 6 in 15 mg/kg cohort, and 7 in 20 mg/kg cohort); NHV study identified 10mg/kg q2wks as pharmacologically active dose
- PROC patients administered 10mg/kg who achieved minimal efficacious concentration (MEC) >13.8 mg/L demonstrated a greater likelihood of response and prolonged PFS
- AVB-500 generally well-tolerated with no dose-limiting toxicities or unexpected safety signals, and no AVB-500 reportable serious adverse events
- 15 mg/kg chosen as RP2D for AVB-500 moving forward

© 2021 Aravive, Inc.
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Time on Treatment for AVB-500 + Paclitaxel Patients (10 and 15mg/kg groups) 12 © 2021 Aravive, Inc.

13 Encouraging PFS Trends Above Minimal Efficacious Concentration for AVB-500 + Paclitaxel Patients © 2021 Aravive, Inc. Exposure response (E-R) analysis demonstrated that subjects with cycle 1 trough concentrations (C1D15) >13.8mg/L (minimal efficacious concentration; MEC) had longer mPFS relative to peers with lower cycle 1 trough concentrations. nd=not defined

AVB-500 / Paclitaxel Combination Clinical Activity

Efficacy Data for Patients Receiving 10mg/kg and 15mg/kg of AVB-500 & Paclitaxel Including if Bevacizumab Naïve or Previously Received Bevacizumab			
	>MEC** (N=10)	Bev Naïve (N=9)	Previous Bev (N=10)
ORR	5 (50%), 2 CRs^	6 (67%), 2 CRs^	1 (10%)
mPFS (months)	7.5	7.7	2.8
mDoR (months)	7.4	7.2	3.7
mOS (months)*	19.0	19.3	9.2

- Note: AVB-500 + PAC and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71%
- Note: AVB-500 + PAC and <MEC: mPFS 2.8 months
- * Study ongoing so data can change; ** MEC = minimal efficacious concentration (13.8mg/L)
- For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab study[1] showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55)
- ^1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continues to show CR at C13D1 while on AVB-500 alone, 6 months after discontinuing paclitaxel
- mDoR = median duration of response, mOS = median overall survival, mPFS = median progression free survival

© 2021 Aravive, Inc.

[1] Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383

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15 sAXL/GAS6 Ratio Correlated with Response to AVB-500 + Chemo Serum levels of sAXL/GAS6 ratio (potential biomarker) correlated with response to AVB-500 + Chemo sAXL/GAS6 ratio above 0.773 (N=11) led to clinical benefit rate of 82% with CR/PR/SD rates of 18%, 36%, 27%, respectively CBR = clinical benefit rate (ORR + SD); mDoR = median duration of response; mOS = median overall survival; mPFS = median progression free survival © 2021 Aravive, Inc.

16 mPFS & mOS Longer in AVB-500 + PAC Patients Who Did Not Receive Bevacizumab and Whose Baseline sAXL/GAS6 >0.773 © 2021 Aravive, Inc.

Promising Responses in Patients > MEC with Poor Prognostic Indicators

CLINICAL RESPONSE OF AVB-500+CHEMO* IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=21)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF AVB-500+CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE* (N=99)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol.

© 2021 Aravive, Inc.

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18 Dose Selection for AVB-500 Phase 3 Trial in PROC 5/5 patients at 15mg/kg demonstrated clinical benefit: Consistent with hypothesis that trough levels are associated with clinical activity, all 5 evaluable patients in 15 mg/kg cohort achieved MEC by their first CT scan, following four doses of AVB-500. Updated modeling using all patient data suggest that at 15mg/kg, pharmacokinetics of AVB-500 starts to plateau and 20mg/kg is not predicted to improve mPFS. Post-hoc IHC analysis of tumor expression showed that four 20mg/kg patients whose best response was PD did not express GAS6 (N=3) and/or had low amounts of AXL (N=2) of their tumors. (Note these 20mg/kg patients are rare subtypes of PROC and will not be eligible for the planned Phase 3 trial.) 20mg/kg every 2 weeks projected to have unnecessarily high trough levels in a large percentage of subjects 15 mg/kg chosen as RP2D for AVB-500 © 2021 Aravive, Inc.

19 Strong Safety Profile of AVB-500 Safety report for trial AVB500-OC-002 generated by independent medical monitor concluded: “Based on a review of the safety data, no unexpected safety trends have been detected and the reported AE severity and frequency are consistent with expectations of the concomitant treatment (PAC or PLD) and the disease under study (ovarian cancer).” AVB-500 well-tolerated: fatigue and infusion reactions appeared to be related to treatment No serious events that required expedited reporting per Sponsor No dose-limiting toxicities 53 PROC Patients Dosed: 10 mg/kg (40); 15 mg/kg (6); and 20 mg/kg (7) © 2021 Aravive, Inc.

Conclusions/Recommendations for Phase 3 Registrational Trial in PROC

Patients with C1D15 trough levels > (MEC) had longer mPFS vs patients <MEC	P1b PK model simulations predict that 84.2% of subjects treated with RP2D of 15mg/kg would have a cycle 1 trough above the 13.8mg/L (MEC; minimal efficacious concentration) threshold established by the E-R analysis; all patients would be above 13.8mg/L by first CT scan
Patients receiving AVB-500 + PAC responded better overall than AVB-500 + PLD patients	P3 trial will move forward with AVB-500 + PAC and PAC + placebo
Clinical activity of AVB-500 plus chemo was more pronounced in bevacizumab naïve patients	P3 trial will stratify by previous bevacizumab use, and interim analyses in a robust setting will allow interrogation of magnitude of AVB-500 benefit in a prior bevacizumab subset
Serum levels of sAXL/GAS6 ratio correlated with response to AVB-500 + chemo	P3 trial will explore potential biomarkers including serum sAXL/GAS ratio
Clinical activity of AVB-500 plus chemo was more pronounced in bevacizumab naïve patients with sAXL/GAS6 ratio >0.773	Interim analyses of P3 trial will explore potential biomarkers and prior bevacizumab treatment with the ability to adapt and enrich patient population

© 2021 Aravive, Inc.

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21 Competitive Advantages of AVB-500 in PROC Favorable Safety Profile to Date NO DLTs like chemotherapies and ADCs NO dose reductions or discontinuations to manage toxicities NO toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation Administered with therapies that physicians can manage Infusion reactions and fatigue appeared to be related to treatment Compelling anti-tumor activity Saw ORR of 50% with 2 CRs, mPFS of 7.5 months, and mOS of 19 months in 10 & 15mg/kg AVB-500/PAC patients when trough levels exceeded MEC Promising clinical activity improved in bevacizumab naïve patients ORR of 37% in 10 and 15mg/kg AVB-500/PAC patients, regardless of trough levels © 2021 Aravive, Inc.

22 Potentially More Favorable Benefit/Risk Profile vs Competitors For illustrative purposes only, Data not generated from comparative study. Variation in study design including patient eligibility, response criteria, and assessment can affect outcomes and limit comparisons across studies. **Sources: Mersana Therapeutics: Updated Interim Expansion Data From XMT-1536 Phase 1 Study (January 5, 2021); Immunogen ESMO 2019 FORWARD I Results © 2021 Aravive, Inc.

FDA feedback: study could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time 23 Phase 3, Randomized, Double-Blind, Placebo-Controlled Trial to Compare Efficacy and Tolerability of AVB-500 + PAC versus PAC (NCT04729608) AVB-500 Phase 3 Adaptive Registrational Trial Design in PROC Primary objective to assess anti-tumor activity of AVB-500 in combination with PAC as measured by PFS, RECIST v1.1 Secondary endpoints: OS, ORR based on RECIST 1.1, DOR, QoL, CBR, PK/PD, safety Patients with high-grade serous ovarian cancer only; stratified by prior bevacizumab use, prior lines, and platinum-free interval Interim analyses exploring prior bevacizumab treatment and potential biomarker with ability to adapt and enrich patient population Q12021 initiation © 2021 Aravive, Inc.

24 Forward-Looking Statements Second Indication: AVB-500 in Clear Cell Renal Cell Carcinoma Clear Cell Renal Cell Carcinoma (ccRCC) 15% 70k RESISTANCE To CHEMO OVER LESS THAN 5-YEAR relative survival for metastatic renal cancer NEW CASES expected in the U.S. in 2020 Is Common © 2021 Aravive, Inc.

25 Forward-Looking Statements Strong Biological Rationale for AVB-500/Cabozantinib in ccRCC GAS6/AXL in clear cell Renal Cell Carcinoma (ccRCC)1 AXL plays significant role in ccRCC invasion & metastasis AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC Strong in vivo activity in preclinical models1,2 Single agent AVB-500 activity in metastatic disease Data support combination of AVB-500 & antiangiogenic agents for treatment of advanced kidney cancer GAS6/AXL levels predict prognosis and survival in humans1,2 1. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375; 2. Xiao et al, Cancer Research October 4, 2019 © 2021 Aravive, Inc.

26 Forward-Looking Statements Single Agent Activity in Highly Metastatic Renal Model (SN12L1) 5mg/kg AXL decoy administered twice/wk 10 mg/kg administered QOD Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, 13373–13378 Note: S6-1 and AVB-S6 are related AXL decoy proteins; both in S6 family Therapeutic inactivation of AXL significantly reduces the metastatic potential of SN12L1 cells to the lung P ≤ 0.05 Lung Tumor Burden PBS sAXL © 2021 Aravive, Inc.

27 Forward-Looking Statements Synergistic Effect with AVB-500 & TKI Combo in TKI-Resistant Renal PDX AVB-500/Pazopanib Combination Significantly Reduced Growth Rate in TKI-Resistant Renal Patient-Derived Xenograft Models Xiao et al, Cancer Res 2019;79:5758–68; *note AVB-S6 is AVB-500 © 2021 Aravive, Inc.

28 Forward-Looking Statements AVB-500/Cabozantinib Phase 1b / Phase 2 Trial Design in ccRCC Phase 1b Trial of AVB-500 in Combination with Cabozantinib Up to 18 patients; ability to increase/decrease dose based on tolerability, PK/PD Histologically confirmed metastatic ccRCC and patient has progressed on/after one front-line treatment regimen Trial open and recruiting Phase 2 Controlled, Randomized Trial Primary endpoint: mPFS Secondary endpoints: ORR, mDoR, CBR, and mOS AVB-500 + Cabo (N = 9-18) AVB-500 Dose Levels: DL -1: 10 mg/kg 2QW DL 1: 15 mg/kg Q2W DL 2: 20 mg/kg Q2W DL 3: 25 mg/kg Q2W AVB-500+Cabo (N=30) Cabo Alone (N=15) Safety to determine AVB-500 RP2D Cabo dosing will remain as indicated on the package insert © 2021 Aravive, Inc.

29 Forward-Looking Statements Two IST-Sponsored Trials Studying AVB-500 in Combination with PDL1 AVB-S6-500 and Durvalumab in Treating Patients With Platinum-Resistant or Recurrent Ovarian, Fallopian Tube, or Primary Peritoneal Cancer ClinicalTrials.gov Identifier: NCT04019288 Status: Recruiting Sponsor: M.D. Anderson Cancer Center Collaborators: Aravive Inc AstraZeneca National Cancer Institute (NCI) Principal Investigator: Amir A Jazaeri, MD Avelumab in Combination With AVB-S6 500 in Patients With Advanced Urothelial Carcinoma (COAXIN) ClinicalTrials.gov Identifier: NCT04019288 Status: Recruiting Sponsor: University of Oklahoma Collaborators: Aravive Inc EMD Serono Principal Investigator: Abhishek Tripathi, MD “Locally advanced or metastatic urothelial carcinoma is an aggressive cancer with poor long-term survival. Although immunotherapy results in durable responses in some patients, only a small proportion of patients respond and most eventually progress. Targeting additional mechanisms of immunosuppression and tumor growth such as GAS6/AXL signaling could be synergistic with immunotherapy and may improve outcomes in this challenging disease.” - Dr. Abhishek Tripathi* *Source: Aravive press release March 24, 2020 © 2021 Aravive, Inc.

30 Forward-Looking Statements Strategic Collaboration with Wuxi Biologics for High-Affinity Bispecifics Objective is to identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis using WuXiBody™ platform CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma Biomarker potential for CTGF as levels are increased in certain cancers Domain-focused strategy expected to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023 Initial target anticipated to be pancreatic ductal adenocarcinoma (PDAC), the fourth most frequent cause of cancer-related deaths worldwide with a 5-year overall survival of less than 8% CTGF may play key role in PDAC progression & blocking it could prevent/reverse PDAC desmoplasia Therapeutic could work as part of life cycle management with AVB-500 in certain cancers © 2021 Aravive, Inc.

31 Forward-Looking Statements 3D Medicines Collaboration to Develop/Commercialize AVB-500 in China Exclusive collaboration and license agreement for development & commercialization of AVB-500 across all oncology indications in mainland China, Hong Kong, Macau, and Taiwan (Greater China) Aravive received upfront payment of $12M and is eligible to receive additional $207M in development and commercial milestone payments Potential for near-term milestone payments of $6M Aravive will receive tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales 3D Medicines will be responsible for all costs associated with development and commercialization activities for AVB-500 in Greater China “We believe that AVB-500, used in combination with existing standard of care therapeutics or Envafolimab, an innovative subcutaneous PD-L1 antibody to be launched in China soon, could alter the treatment paradigm across various tumor types. We are committed to working closely with Aravive to further advance the development of AVB-500 and bring this important potential therapy to patients living with cancer in China.” - John Gong, M.D., Ph.D., Chairman/CEO of 3DMedicines* *Source: Aravive & 3D Medicines press release November 10, 2020 © 2021 Aravive, Inc.

32 Forward-Looking Statements Development Strategy: Basket Trials to Efficiently Expand Pipeline Basket trials are common approach in oncology development (i.e., Keynote 021, Checkmate 12, Innova205, TOPACIO, EV-103, Mirvetuximab P1/2 combo, sitravatinib + PD-1 P1/2 combos) Cost effective approach that efficiently expands the number of unique tumor types in which AVB-500 in combination can be evaluated Combine with agents currently embedded as standard of care in multiple tumor types, which expands unique combination partners/mechanisms of actions that may demonstrate safety/efficacy Positions AVB-500 in earlier lines of therapy & provides safety/preliminary efficacy that may drive registration pathways Potential AVB-500 basket trials: Phase 1b/2 Basket Trial of AVB-500 + PARP Inhibitor; Potential indications: HER- breast cancer, pancreas, uterine, ovarian (1L maintenance); Preclinical data shows AVB-500 induces a “BRCAness” which synergizes with PARPi Phase 1b/2 Basket Trial of AVB-500 + PD1 Inhibitor; Potential indications: multiple tumor types including urothelial (1L urothelial ineligible for cisplatin), and non-small-cell lung cancer (NSCLC) © 2021 Aravive, Inc.

AVB-500: Large Market Opportunities in PROC, ccRCC & Other Indications

Total Market	Ovarian	Renal	Breast	Pancreatic	NSCLC*	Bladder
2018	$2.3B	$3.1B	$18.1B	$3.1B	$14B	$1.6B
2028	$9.6B	$7.3B	$45.6B	$7.3B	$39B	$19B
Annual Growth Rate	15.6%	9.1%	9.7%	9.1%	10.8%	28.1%

Source: Decision Resource Group. Covers US, EU5 (France, Germany, Italy, Spain, UK) and Japan

Addressable Market	PROC[1]		ccRCC[2]		Breast[3]		Pancreatic[4]		NSCLC[5]		Bladder[6]		Total	
	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5
Est'd Patient Population	~12K	~11K	~9K	~9K	~90K	~100K	~28K	~28K	~36K	~39K	~16K	~29K	~191K	~216K

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive estimates.

1. *2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients*
2. *2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients*
3. *HER2 negative 2L+ patients (includes HR positive and TNBC)*
4. *Exocrine (adenocarcinoma) – Metastatic 2L*
5. *Adenocarcinoma, Squamous and Large Cell non small cell lung cancer (NSCLC) – Metastatic 2L and 3L, patients who have received platinum chemo and checkpoint inhibitor before, EGFR/ALK wt*
6. *1L advanced/metastatic, Cisplatin ineligible*

© 2021 Aravive, Inc.

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34 Forward-Looking Statements Financial Summary Shares outstanding – 19.0M* Net cash used in operating activities was $16.4 million for first nine months of 2020 Cash and cash equivalents as of 9/30/20 -approximately $54 million (Does not include (i) $12 million received from China licensing collaboration in Q4’2020; (ii) $21 million investment from Eshelman Ventures in Q1’2021) No debt Cash runway expected to fund current operating plans into H2’2022** * As of 9/30/2020, adjusted for Eshelman Ventures investment in Feb-21 ** Includes cash proceeds from recently announced China licensing partnership and Eshelman Ventures investment. © 2021 Aravive, Inc.

35 Forward-Looking Statements Upcoming Milestones Q1’2021 – Anticipate first-patient treated in Phase 3 PROC trial Q1’2021 – Anticipate first-patient treated in Phase 1 ccRCC trial Q3’2021 – Anticipate completion of enrollment in Phase 1b ccRCC trial Q4’2021 – Anticipate initiation of Phase 2 ccRCC trial Q1’2022 – Anticipate interim analysis for Phase 3 PROC trial 2021 and beyond: Data from IST-sponsored trials & anti-CTGF discovery program Pipeline expansion in oncology Execution of global business development opportunities © 2021 Aravive, Inc.

Thank you! Halting Disease Progression in its Tracks